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                     METLIFE INVESTORS USA INSURANCE COMPANY
                  METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                              EQUITY ADVANTAGE VUL

                    SUPPLEMENT DATED OCTOBER 12, 2011 TO THE
                          PROSPECTUS DATED MAY 1, 2011

This supplement revises certain information in the May 1, 2011 prospectus for the Equity Advantage Variable Universal Life insurance policy issued by MetLife Investors USA Insurance Company. You should read and retain this supplement.

The following is added to the TRANSFERS section of the prospectus:

In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the owner.

We currently limit the amount of cash value you may transfer to or from any one Investment Division to a maximum of $2.5 million per day. If you own more than one Equity Advantage VUL policy on the same insured, this limit will be applied to the cumulative transfers you make to or from the Investment Division under all such Policies.